SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported) November 14, 2002

                               SERVOTRONICS, INC.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

      Delaware                         I-7109                     16-0837866
----------------------------   -----------------------      --------------------
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
 of Incorporation)                                           Identification No.)


                  1110 Maple Street, Elma, New York 14059-0300
                  --------------------------------------------
           (Address of Principal Executive Offices including zip code)

                                  716-655-5990
                                  ------------
               (Registrant's telephone number including area code)

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

Exhibit 99.1      Transmittal Letter
Exhibit 99.2      Certificate of Chief Executive Officer
Exhibit 99.3      Certificate of Chief Financial Officer



ITEM 9.  Regulation FD Disclosure

     Registrant filed as correspondence accompanying its Quarterly Report on Form 10-QSB for its fiscal quarter ended September 30, 2002 filed with the Securities and Exchange Commission on November 14, 2002, the transmittal letter and certificates attached hereto as Exhibits 99.1, 99.2 and 99.3.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 14, 2002

                                                SERVOTRONICS, INC



                                         By: /s/Lee D. Burns, Treasurer & CFO
                                             -----------------------------------
                                                Lee D. Burns
                                                Treasurer & CFO

Exhibit Index

Exhibit No.                Description
-----------                -----------

99.1                       Transmittal Letter
99.2                       Certificate of Chief Executive Officer
99.3                       Certificate of Chief Financial Officer